TERM SHEET DATED AUGUST 18, 1999



                           $325,851,000 (APPROXIMATE)



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                          MERIT SECURITIES CORPORATION

                                  [DYNEX LOGO]



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                         COLLATERALIZED BONDS, SERIES 13
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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                        TERM SHEET DATED AUGUST 18, 1999

                          MERIT SECURITIES CORPORATION
                         COLLATERALIZED BONDS, SERIES 13
                           $325,851,000 (APPROXIMATE)
                               SUBJECT TO REVISION

ISSUER                             MERIT Securities Corporation ("MERIT")

MASTER SERVICER                    DYNEX Capital, Inc. ("DYNEX"), an
                                   affiliate of MERIT.Stand-by Master Servicer

STAND BY MASTER SERVICER           [TBD]

SERVICER                           Dynex Financial, Inc., an affiliate of MERIT.

BACKUP SERVICER                    [TBD]

TRUSTEE                            Chase Bank of Texas, National Association

UNDERWRITERS                       Lehman Brothers Inc. and Greenwich
                                   Capital Markets, Inc.



---------------------- ------------------ ------------------------ ------------------- --------------------
                             Amount        Ratings (Moody's/Fitch)   WAL at 200% MHP   Exp. Final Maturity

---------------------- ------------------ ------------------------ ------------------- --------------------

TO CALL
    A1                    $73,500,000            Aaa / AAA                0.94               6/2001
    A2                    $28,500,000            Aaa / AAA                2.14               2/2002
    A3                    $50,000,000            Aaa / AAA                3.14               6/2003
    A4                   $108,681,000            Aaa / AAA                4.80               8/2004
    M1                    $39,497,000            Aa2 / AA                 4.99               8/2004
    M2                    $25,673,000            A2 / A                   4.99               8/2004
TO MATURITY
    A4                   $108,681,000            Aaa / AAA                8.00               5/2014
    M1                    $39,497,000            Aa2 / AA                 9.02               10/2011
    M2                    $25,673,000            A2 / A                   7.90               6/2009

---------------------- ------------------ ---------------------- --------------------- --------------------

(1) The Bonds will be priced assuming a prepayment rate of 200% MHP per annum to call. Class B1, B2 and B3 Bonds will be privately place or retained by MERIT.

CUT-OFF DATE                           August 10, 1999 (or the date of
                                       origination, if later)

EXP. PRICING                           During the week of August 16, 1999

EXP. SETTLEMENT/CLOSING DATE           On or about August 30, 1999

LEGAL FINAL                            The Payment Date in January 2030

PAYMENT DATE                           The 28th day of each month (or if such
                                       28th day is not a business day, the next succeeding business day) commencing on
                                       September 28, 1999.

ERISA                                  All Offered Bonds are ERISA eligible.

SMMEA The Class A and Class M1 Bonds will be SMMEA eligible after the end of the Funding Period. The Class M2 Bonds will NOT be SMMEA eligible.

TAX STATUS                             The Trust Estate will make an election to
                                       be treated as a "real estate mortgage
                                       investment conduit" (a "REMIC") for
                                       federal income tax purposes.

OPTIONAL REDEMPTION                    Any Payment Date on or after the earlier
                                       of (1) the Payment Date in August 2004,
                                       or (2) the Payment Date on which, after
                                       taking into account payments of principal to be made on such Payment Date, the aggregate outstanding principal balance of the Bonds is less than 35% of the initial aggregate principal balance of the Bonds.

CREDIT ENHANCEMENT                     Class A:           34.00%   subordination
                                       (Class  M1,  M2,  B1,  B2,  B3  and
                                       Initial Collateralization Fund Balance)
                                       plus Excess Spread

                                       Class M1:          24.00%   subordination
                                       (Class   M2,   B1,   B2,  B3 and  Initial
                                       Collateralization Fund Balance) plus
                                       Excess Spread

                                       Class M2:          17.50%   subordination
                                       (Class   B1,    B2,   B3   and    Initial
                                       Collateralization Fund Balance) plus
                                       Excess Spread

ADDITIONAL COLLATERAL                  The  data set  forth in this  term  sheet
                                       with  respect to the Manufactured Housing
                                       Contracts is based solely on the
                                       Contracts  identified  for inclusion in
                                       the pool as of the Cut-off Date ("Initial
                                       Contracts").  During a limited period
                                       following the Closing Date, the Trust
                                       Estate may purchase additional contracts
                                       ("Subsequent  Contracts").  It is
                                       expected that the Subsequent Contracts will have characteristics substantially similar to the Initial Contracts.

PRE-FUNDING FEATURE                    On the  Closing  Date,  a portion  of the
                                       proceeds  from the sale of the Bonds (the
                                       "Pre-Funded  Amount") will be deposited
                                       with the Trustee in a segregated  account
                                       (the "Pre-Funding Account") and used to purchase Subsequent Contracts during the
                                       Funding Period. The Pre-Funded Amount is expected to be reduced during the Funding
                                       Period by amounts used to fund additional purchases of Contracts. Any amounts remaining in the Pre-Funding Account following the Funding Period will be paid to the Class A Bondholders, sequentially, as a prepayment of principal.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

COLLATERALIZATION FUND                 On the Closing Date, MERIT will establish
                                       a fund (the "Collateralization Fund")
                                       with the Trustee and deposit therein, as additional security for the Bonds, manufactured housing contracts with an unpaid principal balance as of the Cut-off Date equal to approximately
                                       $15,104,304 (of which $5,064,893) were
                                       non-performing).  For purposes of
                                       calculating the balance on deposit in the Collateralization Fund, the balance of the contracts initially deposited is deemed to be 34.97% of their outstanding principal balance. The Collateralization
                                       Fund balance for any Payment Date equals the sum of (i) 34.97% of the unpaid principal balance of the assets in the Collateralization Fund other than
                                       Eligible Investments and (ii) the
                                       principal balance of Eligible Investments held in the Collateralization Fund.
                                       MERIT may substitute Eligible Investments for the assets initially deposited in the Collateralization Fund and shall invest all payments received with respect to such assets in Eligible Investments.
                                       MERIT will not have any obligation to
                                       make additional deposits into the
                                       Collateralization Fund.

                                       On each Payment Date, the Trustee is
                                       required, based on written information
                                       provided to the Trustee by the Master
                                       Servicer prior to each Payment Date: (a) to apply interest earnings on the Collateralization Fund (i) first, to pay interest on the Bonds if the portion of Available Funds attributable to interest is less than Current Interest and any Interest Carryover Amount on all Classes of the Bonds and (ii) second, to increase the Principal Payment Amount to the extent required by the definition thereof, (b) to apply any principal payments received with respect to the assets on deposit to the
                                       Collateralization Fund to increase the
                                       Principal Payment Amount to the extent
                                       required by the definition thereof, and
                                       (c) to release from the Collateralization
                                       Fund any interest earnings on assets on
                                       deposit in the Collateralization Fund not required to be applied as set forth in clause (a) above. Once released from the Collateralization Fund, such amount will not be available to make payments on the Bonds.

PAYMENTS Payments on each Payment Date will be made from the "Available Funds", which generally will include payments on the Manufactured Housing Contracts received during the related Due Period, and, if required, deposits in the
                                       Collateralization Fund.

                                       The "Due Period" with respect to any
                                       Payment Date is the period from and
                                       including the 1st day of the month
                                       immediately proceeding such Payment Date to and including the last day of the month immediately preceding such Payment Date.

 INTEREST PAYMENTS                     On each Payment Date, the Interest
                                       Payment Amount will be applied in the
                                       following order of priority:

                                                First, to pay Current Interest
                                                and any Interest Carryover
                                                Amount with respect to the Class
                                                A1, Class A2, Class A3 and Class
                                                A4 Bonds PRO RATA (based on the
                                                amounts of Current Interest and
                                                any Interest Carryover Amount
                                                then due on the Class A1, Class
                                                A2, Class A3 and Class A4 Bonds,
                                                respectively);

                                                Second, to pay Current Interest
                                                and any Interest Carryover
                                                Amount with respect to the Class
                                                M1 Bonds;

                                                Third, to pay Current Interest
                                                and any Interest Carryover
                                                Amount with respect to the Class
                                                M2 Bonds;

                                                Fourth, to pay Current Interest
                                                and any Interest Carryover
                                                Amount with respect to the Class
                                                B1 Bonds;

                                                Fifth, so long as DYNEX is the
                                                Servicer, to pay the Servicing
                                                Fees with respect to the
                                                Contracts;

                                                Sixth, to be included in the
                                                Principal Payment Amount to the
                                                extent required by the
                                                definition thereof;

                                                Seventh, to pay Current Interest
                                                and any Interest Carryover
                                                Amount with respect to the Class
                                                B2 Bonds;

                                                Eighth, to pay Current Interest
                                                and any Interest Carryover
                                                Amount with respect to the Class
                                                B3 Bonds;  and

                                                Ninth, any remainder to be
                                                released to MERIT, after which
                                                such funds will no longer serve
                                                as security for the Bonds.

                                       Interest will accrue at the respective
                                       Class Interest Rate for each Class on the outstanding principal balance for any Payment Date, from the 1st day of the immediately preceding month to the last day of such month.

                                       The "Interest Payment Amount" for any
                                       Payment Date equals the sum of (i) the
                                       portion of Available Funds attributable
                                       to interest on the Contracts and (ii) the amount withdrawn from a capitalized interest account and deposited in the Collateral Proceeds Account and (iii) any interest earnings on the
                                       Collateralization Fund to the extent
                                       required to pay Current Interest and any Interest Carryover Amount on the Bonds.

                                       The "Current Interest" for any Payment
                                       Date with respect to each Class of Bonds equals the sum of (i) the interest accrued at the applicable Class Interest Rate on the outstanding principal balance of such Class, (ii) the excess, if any, of (A) interest accrued at the applicable Class Interest Rate with respect to prior Payment Dates over (B) the amount actually paid to such Class with respect to interest on prior Payment Dates and
                                       (iii) interest on (ii) above at the
                                       applicable Class Interest Rate for such
                                       Accrual Period less (iv) the Interest
                                       Carryover Amount for such Class.

                                       The "Interest Carryover Amount" for any
                                       Payment Date with respect to each Class
                                       of Bonds equals the sum of (i) the
                                       product of (x) the outstanding principal balance of such Class and (y) one-twelfth of the excess of (A) the Class Interest Rate for such Class over (B) the weighted Average (by principal balance) of the Net Rates on the Contracts and (ii) any such product remaining unpaid with respect to prior Payment Dates, together with interest thereon at the applicable Class Interest Rate.

INTEREST PAYMENTS (CONT'D)             The "Class Interest Rate" for any Payment
                                       Date after the first optional redemption date will be increased by the following amounts per annum: Class A1, Class A2,
                                       Class A3 and Class A4 Bonds, 0.50%; Class
                                       M1 Bonds, 0.75%; Class M2 Bonds and Class
                                       B1 Bonds, 1.00%.

PRINCIPAL PAYMENTS                     On each Payment Date prior to September,
                                       2004, the Principal Payment Amount will
                                       be allocated sequentially to the Class
                                       A1, Class A2, Class A3, Class A4, Class
                                       M1, Class M2, Class B1.

                                       On each Payment Date occurring in or
                                       after September 2004, the Principal
                                       Payment Amount will be applied as
                                       follows:

                                                First, to pay the Senior
                                                Principal Payment Amount to the
                                                Class A1, Class A2, Class A3 and
                                                Class A4 Bonds until paid in
                                                full, sequentially in that
                                                order, PROVIDED, HOWEVER, that,
                                                on any Payment Date on which the
                                                aggregate principal balance of
                                                the Class A1, Class A2, Class A3
                                                and Class A4 Bonds is equal to
                                                or greater than the aggregate
                                                unpaid principal balance of the
                                                Contracts, the Senior Principal
                                                Payment Amount will be paid PRO
                                                RATA to the Class A1, Class A2,
                                                Class A3 and Class A4 Bonds
                                                (based on the current principal
                                                balances);

                                                Second, to pay the Class M1
                                                Principal Payment Amount to the
                                                Class M1 Bonds until paid in
                                                full,

                                                Third, to pay the Class M2
                                                Principal Payment Amount to the
                                                Class M2 Bonds until paid in
                                                full;

                                                Fourth, to pay the Class B1
                                                Principal Payment Amount to the
                                                Class B1 Bonds until paid in
                                                full;

                                                Fifth, the Overcollateralization
                                                Principal Payment Amount, to be
                                                applied as follows:

                                                    (a)  to pay principal of the
                                                         Class B1 Bonds until
                                                         paid in full;

                                                    (b)  to pay principal of the
                                                         Class M2 Bonds until
                                                         paid in full,

                                                    (c)  to pay principal of the
                                                         Class M1 Bonds until
                                                         paid in full; and

                                                    (d)  to pay principal of the
                                                         Class A1, Class A2,
                                                         Class A3 and Class A4
                                                         Bonds, sequentially, in
                                                         that order, in each
                                                         case until paid in
                                                         full.

                                                Sixth, to pay principal of the
                                                Class B2 Bonds until paid in
                                                full; and

                                                Seventh to pay principal of the
                                                Class B3 Bonds until paid in
                                                full.

                                       "Principal Payment Amount" for any
                                       Payment Date equals the sum of (i) the
                                       portion of Available Funds attributable
                                       to principal received with respect to the Manufactured Housing Contracts, (ii) on the Payment Date following the end of the Funding Period the remaining Pre-Funding Amount, (iii) an amount equal to any Losses incurred with respect to the Contracts to the extent any of the following amounts are available, to be drawn in the following order: (A) cash and cash equivalents in the
                                       Collateralization Fund attributable to
                                       principal ("Reserve Principal"), (B) the balance of the Interest Payment Amount remaining in step Sixth above under Interest Payments ("Excess Interest") and
                                       (C) any interest earnings on the assets
                                       in the Collateralization Fund ("Reserve
                                       Interest") and (iv) the amount necessary to be paid as principal on the Bonds in order to ensure that the Subordination Balance will be at least equal to the Target Subordination Balance after payment of current Losses pursuant to clause (iii) above, to the extent any Excess Interest or Reserve Interest remains, to be drawn first from Excess Interest and second from Reserve Interest.

PRINCIPAL PAYMENTS (CONT'D)            "Senior Principal Payment Amount" is the
                                       product of the Principal Payment Amount
                                       and the Senior Percentage.

                                       "Senior Percentage" for any Payment Date equals the fraction, expressed as a percentage, the numerator of which is the Senior Principal Balance and the denominator of which is the sum of (i) the Senior Principal Balance, (ii) if the Class M1 Principal Payment Test is satisfied, the Class M1 principal balance, otherwise zero, (iii) if the Class M2 Principal Payment Test is satisfied, the Class M2 principal balance, otherwise zero, (iv) if the Class B1 Principal Payment Test is satisfied, the Class B1 principal balance, otherwise zero, and (v) if the Overcollateralization Test is satisfied, the Overcollateralization Amount, otherwise zero.

                                       "Senior Principal Balance" equals the sum of Class A1, A2, A3 and A4 principal balances.

                                       "Class M1 Principal Payment Amount"
                                       equals the product of the Principal
                                       Payment Amount and the Class M1
                                       Percentage.

                                       "Class M1 Percentage" for any Payment
                                       Date equals (a) zero, if the Senior
                                       Principal Balance has not yet been
                                       reduced to zero after application of
                                       principal on the current Payment Date and the Class M1 Principal Payment Test is not satisfied or (b) otherwise, the fraction, expressed as a percentage, the numerator of which is the Class M1 Principal Balance and the denominator of which is the sum of: (i) the Senior Principal Balance, (ii) the Class M1 Principal Balance, (iii) if the Class M2 Principal Payment Test is satisfied, the Class M2 Principal Balance, otherwise zero, (iv) if the Class B1 Principal Payment Test is satisfied, the Class B1 Principal Balance, otherwise zero, and
                                       (v) if the Overcollateralization Test is satisfied, the Overcollateralization
                                       Amount, otherwise zero.

                                       "Class M1 Principal Payment Test" for any
                                       Payment Date will be satisfied if each of the following tests is satisfied: (i) a Trigger Event is not in effect and (ii) the sum of the Class M1 Principal Balance, the Class M2 Principal Balance, the Class B1 Principal Balance, the Overcollateralization Amount and the Collateralization Fund Balance divided by the sum of the Contract Balance and the Collateralization Fund Balance as of the immediately preceding Payment Date is equal to or greater than 59.50%.

                                       "Class M2 Principal Payment Amount"
                                       equals the product of the Principal
                                       Payment Amount and the Class M2
                                       Percentage.

                                       "Class M2 Percentage" for any Payment
                                       Date equals (a) zero, if the Senior
                                       Principal Balance and the Class M1
                                       Principal Balance have not yet been
                                       reduced to zero after application of
                                       principal on the current Payment Date and the Class M2 Principal Payment Test is not satisfied or (b) otherwise, the fraction, expressed as a percentage, the numerator of which is the Class M2 Principal Balance and the denominator of which is the sum of: (i) the Senior Principal Balance, (ii) the Class M1 Principal Balance, (iii) the Class M2 Principal Balance, (iv) if the Class B1 Principal Payment Test is satisfied, the Class B1 Principal Balance, otherwise zero, and (v) if the
                                       Overcollateralization Test is satisfied, the Overcollateralization Amount, otherwise zero.

                                        "Class M2 Principal Payment Test" for
                                       any Payment Date will be satisfied if
                                       each of the following tests is satisfied:
                                       (i) a Trigger Event is not in effect,
                                       (ii) the sum of the Class M2 Principal
                                       Balance, the Class B1 Principal Balance, the Overcollateralization Amount and the Collateralization Fund Balance divided by the sum of the Contract Balance and the Collateralization Fund Balance as of the immediately preceding Payment Date is equal to or greater than 42.00% and (iv) the Class M1 Principal Payment Test is satisfied.

PRINCIPAL PAYMENTS (CONT'D)            "Class B1 Principal Payment Amount"
                                       equals the product of the Principal
                                       Payment Amount and the Class B1
                                       Percentage.

                                       "Class B1 Percentage" for any Payment
                                       Date equals (a) zero, if the Senior
                                       Principal Balance, the Class M1 Principal
                                       Balance and the Class M2 Principal
                                       Balance have not yet been reduced to zero after application of principal on the current Payment Date and the Class B1 Principal Payment Test is not satisfied or (b) otherwise, the fraction, expressed as a percentage, the numerator of which is the Class B1 Principal Balance as of such Payment Date, and the denominator of which is the sum of (i) the Senior Principal Balance, (ii) the Class M1 Principal Balance, (iii) the Class M2 Principal Balance, (iv) the Class B1 Principal Balance and (v) if the Overcollateralization Test is satisfied, the Overcollateralization Amount, otherwise zero.

                                       "Class B1 Principal Payment Test" for any
                                       Payment Date will be satisfied if each of the following tests is satisfied: (i) a Trigger Event is not in effect, (ii) the sum of the Class B1 Principal Balance, the Overcollateralization Amount and the Collateralization Fund Balance divided by the sum of the Contract Balance and the Collateralization Fund Balance as of the immediately preceding Payment Date is equal to or greater than 30.625% and (iv) the Class M2 Principal Payment Test is satisfied.

                                       "Contract Balance" for any Payment Date
                                       equals the sum of (i) the aggregate
                                       Unpaid Principal Balance of the Contracts and (ii) the Pre-Funded Amount.

                                       "Overcollateralization Amount" for any
                                       Payment Date equals the excess of (a) the Contract Balance over (b) the sum of the Class A1, A2, A3, A4, M1, M2 and B1 principal balances.

                                       "Overcollateralization Principal Payment
                                       Amount" equals the product of (A) the
                                       Principal Payment Amount and (B) the
                                       Overcollateralization Percentage for any
                                       Payment Date. The "Overcollateralization
                                       Percentage" for any Payment Date equals
                                       (a) zero, if the Class A1, A2, A3, A4,
                                       M1, M2 and B1 principal balances have not been reduced to zero after application of principal on the applicable Payment Date and the Overcollateralization Test is not satisfied, or (b) otherwise, the fraction, expressed as a percentage, the numerator of which is the
                                       Overcollateralization Amount as of such
                                       Payment Date and the denominator of which is the sum of the aggregate Bond principal balances and the
                                       Overcollateralization Amount.

                                       "Overcollateralization Test" for any
                                       Payment Date will be satisfied if each of the following tests is satisfied: (i) the Payment Date occurs during or after September 2004, (ii) a Trigger Event is not in effect, (iii) the sum of the Overcollateralization Amount and the Collateralization Fund Balance divided by the sum of the Contract Balance and the Collateralization Fund Balance as of the immediately preceding Payment Date is equal to or greater than 21.875%, (iv) the Overcollateralization Amount is not less than 2.00% of the Initial Contract Balance, and (v) the Class B1 Principal Payment Test is satisfied.

                                       "Subordination Balance" is the sum of (A) the Overcollateralization Amount and (B) the Collateralization Fund Balance.

                                       "Target Subordination Balance" for any
                                       Payment Date prior to the Payment Date
                                       occurring in September 2004, 12.50% of
                                       the sum of (A) the Initial Contract
                                       Balance and (B) the Initial
                                       Collateralization Fund Balance. For any
                                       Payment Date on or after the Payment Date occurring in September 2004, the lesser of (i) 12.50% of the sum of (A) the Initial Contract Balance and (B) the Initial Collateralization Fund Balance and (ii) 21.875% of the sum of (A) the Contract Balance and (B) the
                                       Collateralization Fund Balance.

PRINCIPAL PAYMENTS (CONT'D)            "Trigger Event" for any Payment Date
                                       during or after September 2004 exists if
                                       (i) the Cumulative Losses Test is not
                                       satisfied, (ii) the Current Losses Test
                                       is not satisfied, (iii) the Thirty-Day
                                       Delinquency Ratio exceeds 7.00% or (iv)
                                       the Sixty-Day Delinquency Ratio exceeds
                                       5.00%.  "Cumulative Losses Test" for any
                                       Payment Date will be satisfied (i) if
                                       such Payment Date is before September 1,
                                       2004, the Cumulative Losses as of such
                                       Payment Date are less than or equal to
                                       7.00% of the Initial Contract Balance;
                                       (ii) if such Payment Date occurs between September 1, 2004, and August 31, 2005, the Cumulative Losses as of such Payment
                                       Date are less than or equal to 8.00% of
                                       the Initial Contract Balance; and (iii)
                                       if such Payment Date occurs on or after
                                       September 1, 2005, the Cumulative Losses as of such Payment Date are less than or equal to 9.00% of the Initial Contract
                                       Balance.

                                       "Current Losses Test" for any Payment
                                       Date will be satisfied if the aggregate
                                       Losses with respect to such Payment Date and the two preceding Payment Dates are less than or equal to 2.75% of the arithmetic average of the Contract Balance for the third preceding Payment Date and the current Payment Date.

LOSSES ON LIQUIDATED CONTRACTS         If net  liquidation  proceeds from
                                       liquidated  Contracts in the respective
                                       collection period are less than the
                                       scheduled principal balance of such
                                       liquidated  Contracts plus accrued and
                                       unpaid interest thereon, the losses will be first absorbed by cash and cash equivalents in the Collateralization
                                       Fund attributable to principal, second, by the Excess Spread, third, by any interest earnings on assets on deposit in the Collateralization Fund, fourth by the Class B3 Bonds, Class B2 Bonds, the Class B1 Bonds, Class M2 Bonds,
                                       Class M1 Bonds, in that order, and fifth by the Class A1, Class A2, Class A3 and
                                       Class A4 Bonds pro rata based on their
                                       outstanding principal balance.

                            CONTRACT CHARACTERISTICS

         The Manufactured Housing Contracts consist of both Level Payment Contracts and Adjustable Rate Contracts. The obligations of the obligor under each Manufactured Housing Contract are secured by the related manufactured home and in some instances the related real estate.
         The information presented below relates to the Initial Contracts, which will represent approximately 78% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, DYNEX does not expect that the characteristics of the Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


                 THE INITIAL MANUFACTURED HOUSING CONTRACT POOL

-----------------------------------------------------------------
Number of Contracts:                                 6,813
Wgt. Avg. Contract Rate:                              8.88%
Range of Rates:                              5.75% - 14.25%
Wgt. Avg. Orig. Maturity:                              326
Wgt. Avg. Rem. Maturity:                               318
Avg. Rem. Princ. Balance:                           44,617
Wgt. Avg. LTV:                                        87.3%
New/Used:                                      91.1% / 8.9%
Park/Private:                                 25.3% / 58.9%
Single/Double:                                24.8% / 75.2%
-----------------------------------------------------------------

                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                                 % of Contracts by
                        Number of     Aggregate Principal      Outstanding Principal
Year of Origination     Contracts     Balance Outstanding             Balance
---------------------  -----------  -----------------------  -------------------------

      1996                   12            $451,106.66                 0.15%
      1997                2,314          87,607,825.32                28.82%
      1998                   40           3,580,440.80                 1.18%
      1999                4,447         212,336,183.62                69.85%
                          -----         --------------                ------
    Total(1)              6,813        $303,975,556.40               100.00%

(1) Percentages may not add to 100% due to rounding.


                DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS


                                                                   % of Contracts by
 Original Contract      Number of       Aggregate Principal       Outstanding Principal
Amount (in Dollars)     Contracts       Balance Outstanding             Balance
-------------------   -------------   ----------------------    -------------------------

       1 - 50,000         4,463            $148,870,086.59               48.97%

  50,001 - 100,000        2,253             143,946,590.71               47.35%

 100,001 - 150,000           94              10,677,044.32                3.51%

 150,001 - 200,000            3                 481,834.78                0.16%
                          -----                 ----------                -----
          Total(1)        6,813            $303,975,556.40              100.00%

(1) Percentages may not add to 100% due to rounding.


              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS


                                       Aggregate Principal      % of Contracts by
                        Number of           Balance            Outstanding Principal
      State             Contracts         Outstanding                Balance
-----------------    --------------   --------------------    -----------------------
       TX                 1,400         $57,296,308.67                18.85%
       NC                   742          38,483,485.14                12.66%
       GA                   669          29,131,048.11                 9.58%
       SC                   542          25,036,352.54                 8.24%
       MI                   486          20,182,848.21                 6.64%
       KY                   387          15,211,316.33                 5.00%
  Other States*           2,587         118,634,197.40                39.02%
                          -----         --------------                ------
      Total(1)            6,813        $303,975,556.40               100.00%


* No one State in this category constitutes more than 5% of the Outstanding Principal Balance.
(1) Percentages may not add to 100% due to rounding.

       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                                                          % of Contracts by
                              Number of        Aggregate Principal      Outstanding Principal
   Loan-To-Value              Contracts        Balance Outstanding             Balance
---------------------        -----------     -----------------------   -----------------------

  Less than 50.001               100              $2,394,193.02                0.79%
   50.001 - 55.000                47               1,348,686.68                0.44%
   55.001 - 60.000                59               2,087,417.56                0.69%
   60.001 - 65.000                77               2,928,879.08                0.96%
   65.001 - 70.000               119               5,632,169.09                1.85%
   70.001 - 75.000               187               9,220,325.48                3.03%
   75.001 - 80.000               567              27,120,170.14                8.92%
   80.001 - 85.000               936              44,454,166.33               14.62%
   85.001 - 90.000             2,376             107,262,851.05               35.29%
   90.001 - 95.000             2,185              95,182,421.25               31.31%
  95.001 - 100.000               160               6,344,276.72                2.09%
                               -----               ------------                -----
          Total(1)             6,813            $303,975,556.40              100.00%
(1)      Percentages may not add to 100% due to rounding.

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS
                                                               % of Contracts by
                     Number of     Aggregate Principal       Outstanding Principal
Months Remaining     Contracts     Balance Outstanding              Balance
      1 - 24             1                 4,079.70                    *
     25 - 48             4                25,643.89                  0.01%
     49 - 72            42               568,799.00                  0.19%
     73 - 96            89             1,618,414.57                  0.53%
    97 - 120           160             3,641,965.28                  1.20%
   121 - 144            60             1,545,305.37                  0.51%
   145 - 168           299             7,816,112.46                  2.57%
   169 - 192           326            10,147,465.64                  3.34%
   193 - 216           256             8,254,274.93                  2.72%
   217 - 240           705            24,963,530.29                  8.21%
   241 - 264            10               405,114.06                  0.13%
   265 - 288           300            10,646,184.65                  3.50%
   289 - 312           296            10,370,368.48                  3.41%
   313 - 336           470            23,209,802.69                  7.64%
   337 - 360         3,795           200,758,495.39                 66.04%
                     -----           --------------                 ------
    Total(1)         6,813          $303,975,556.40                100.00%

*   Indicates an amount greater than 0.000% but less than 0.005%.
(1)  Percentages may not add to 100% due to rounding.


                             INITIAL CONTRACT RATES

                                                                        % of Contracts by
                          Number of         Aggregate Principal       Outstanding Principal
    Contract Rates        Contracts         Balance Outstanding              Balance
--------------------    ------------      ----------------------    -------------------------
   Less Than 6.000             36             $3,064,086.37                   1.01%
     6.000 - 6.999            471             31,192,162.10                  10.26%
     7.000 - 7.999          1,226             66,191,017.83                  21.78%
     8.000 - 8.999          1,465             70,649,950.68                  23.24%
     9.000 - 9.999          1,665             66,785,601.75                  21.97%
   10.000 - 10.999          1,079             39,298,864.73                  12.93%
   11.000 - 11.999            607             19,591,005.78                   6.44%
   12.000 - 12.999            213              5,953,683.29                   1.96%
   13.000 - 13.999             50              1,241,529.50                   0.41%
   14.000 - 14.999              1                  7,654.37                    *
                                -                  --------                    -
          Total(1)          6,813           $303,975,556.40                 100.00%

*   Indicates an amount greater than 0.000% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.

                            PREPAYMENT SENSITIVITIES



                           75% MHP             150% MHP            200% MHP            250% MHP            300% MHP
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                       ---------------    -----------------    ----------------   -----------------   -----------------
To Call
A1                      2.00     07/03      1.18     11/01      0.94     06/01      0.78     02/01      0.66     11/00
A2                      4.59     08/04      2.71     10/02      2.14     02/02      1.78     09/01      1.52     05/01
A3                      4.99     08/04      4.02     07/04      3.14     06/03      2.59     10/02      2.20     04/02
A4                      4.99     08/04      4.99     08/04      4.80     08/04      4.40     08/04      3.79     01/04
M1                      4.99     08/04      4.99     08/04      4.99     08/04      4.99     08/04      4.41     01/04
M2                      4.99     08/04      4.99     08/04      4.99     08/04      4.99     08/04      4.41     01/04
TO MATURITY
A4                     15.73     05/22     10.70     07/17      8.00     05/14      5.88     12/11      4.36     01/10
M1                     15.87     08/19     10.54     12/13      9.02     10/11      8.29     07/10      7.76     07/09
M2                     14.38     12/16      9.18     03/11      7.90     06/09      7.36     07/08      6.98     12/07


The Bonds will be priced assuming a prepayment rate of 200% MHP per annum to call.